UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 28, 2002


                         Commission File Number 0-33215
                                     -------



                                EMPS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         NEVADA                                               87-0617371
-------------------------------                         ---------------------
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                          Identification Number)


                 875 Donner Way, Unit 705, Salt Lake City, Utah
                 ----------------------------------------------
                    (Address of principal executive offices)

                                      84108
                                    ---------
                                   (Zip Code)


                                 (801) 582-1881
                                 --------------
                (Registrant's Executive Office Telephone Number)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 28, 2002, EMPS Corporation (the "Company") received a notice of resignation from David T. Thomson, P.C., the Company's independent auditors.

         The reports of David T. Thomson on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period preceding the resignation of David T. Thomson, P.C., there were no disagreements between the Company and David T. Thomson P.C., on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of David T, Thomson P.C., would have caused David
T. Thomson, P.C., to make reference to the matter in their reports.

         The Company has provided David T. Thomson, P.C., a copy of this Form 8-K and has requested David T. Thomson, P.C., to furnish the Company a letter addressed to the Securities and Exchange Commission stating whether David T. Thomson, P.C., agrees with the statements contained herein, or if not, stating the respects in which it does not agree. A copy of the letter provided to the Company by David T. Thomson, P.C., in response to this request is filed as
Exhibit 16.1 to this Form 8-K.

         On October 31, 2002, the Company engaged the public accounting firm of Hansen, Barnett and Maxwell to replace David T. Thomson, P.C., as the Company's independent public accountants.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Exhibits

         16.1 Letter of David T. Thomson, P.C., dated November 4, 2002 regarding the disclosure contained in Item 4 of this report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EMPS CORPORATION



Date: November 4, 2002                       By /s/ Louis Naegle
                                                -----------------------------
                                                 Louis Naegle, President



Date: November 4, 2002                      By: /s/ Marat Cherdabayev
                                                -------------------------------
                                                 Marat Cherdabayev, Secretary